UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 6, 2021

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COVENANT LOGISTICS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$0.01 Par Value Class A common stock	CVLG	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [   ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Updates to Management Team

On April 6, 2021, the Board of Directors (the “Board”) of Covenant Logistics Group Inc., a Nevada corporation (the “Company”), created the Office of the Chief Executive Officer (“CEO”) and appointed certain of the Company’s executives to new positions as follows:

Name	New Title
Joey B. Hogan	President and Principal Financial Officer
M. Paul Bunn	Senior Executive Vice President and Chief Operating Officer
John A. Tweed	Advisor to the CEO

On April 6, 2021, the Compensation Committee (the “Committee”) of the Board approved compensation changes for certain of our Named Executive Officers, as set forth below.

Restricted Stock Grants

The Committee approved grants of restricted stock for Messrs. Hogan and Bunn under the Company’s Third Amended and Restated Omnibus Incentive Plan, as amended (the “Plan”), in recognition of their respective promotions. Mr. Hogan received 150,000 shares of restricted stock to vest in installments of 50,000 shares on each of April 6, 2022, December 31, 2022, and December 31, 2023, subject to certain continued employment, acceleration, and forfeiture provisions. Mr. Bunn received 16,667 shares of restricted stock to vest on January 1, 2025, subject to certain continued employment, acceleration, and forfeiture provisions.

Mr. Hogan did not receive an equity award during 2020. Absent extraordinary circumstances, the Committee does not expect to make additional equity awards to Mr. Hogan for 2021, 2022, or 2023.

Incentive Stock Options

The Committee approved performance-based options to purchase the Company’s Class A common stock (“Options”) to David R. Parker, our Chairman and CEO, and Mr. Bunn under the Plan, to further align their compensation with the Company’s performance, as well as to recognize Mr. Bunn’s promotion. Mr. Parker received 400,000 Options and Mr. Bunn received 50,000 Options. The Options vest (i) 25% if the average closing price of the Company’s Class A Common Stock exceeds a certain level over any 90 day period before December 31, 2023, but in no event sooner than April 6, 2022, (ii) 25% if the Company achieves a certain level of freight revenue for the year ended December 31, 2023, (iii) 25% if the Company achieves certain adjusted earnings per share (“EPS”) goals for the three-year period ended December 31, 2023, along with a minimum adjusted EPS goal for the year ended December 31, 2023, and (iv) 25% if the Company achieves certain other adjusted EPS goals for the three-year period ended December 31, 2023. The vesting of the Options is subject to certain continued employment, acceleration, and forfeiture provisions.

Mr. Parker did not receive an equity award during 2020. Absent extraordinary circumstances, the Committee does not expect to make additional equity awards to Mr. Parker for 2021, 2022, or 2023.
2021 Short-Term Cash Incentive Plans

The Committee approved a short-term cash incentive plan for Messrs. Parker, Hogan, and Bunn (the “2021 Senior Executive Bonus Program”). Under the 2021 Senior Executive Bonus Program, the bonus targets, expressed as a percentage of year-end annualized base salary, were the same as under the 2020 short-term cash incentive plan for Messrs. Parker and Hogan at 100% and Mr. Bunn’s bonus target was changed from 60% to 80% of year-end annualized base salary in recognition of his promotion. Under the 2021 Senior Executive Bonus Program, participants are eligible to earn 100% of their target bonus upon the attainment of a certain adjusted EPS goal for fiscal year 2021. Additionally, if the adjusted EPS goal is met, participants are eligible to earn up to additional 100% of their bonus target as follows: (i) 32% of the bonus target for achieving a goal related to leadership structure, (ii) 34% of the bonus target for achieving certain goals related to safety, and (iii) up to 34% for achieving certain goals related to productivity.

The Committee approved a short-term cash incentive plan for Mr. Hough (the “2021 Hough Bonus Program”). Mr. Hough’s bonus target is 50% of annualized year-end base salary. Under the 2021 Hough Bonus Program, Mr. Hough is eligible to earn up to 200% of his bonus target for achievement of goals related to Expedited gross margin (weighted at 75%) and adjusted EPS (weighted at 25%).

Salary Change and Severance Agreement Amendment

In further recognition of Mr. Bunn’s promotion, the Committee also approved a salary increase for Mr. Bunn from $337,000 to $400,000 and an amendment to the his Severance Agreement as follows:
• Upon a qualifying severance event, subject to employment, release, and other customary provisions, including a non-compete through 12 months post-termination, the Severance Agreement was amended to provide for 24 months of salary continuation and COBRA reimbursement (versus 18 months previously).
•  Upon a qualifying change-in-control event only when the recipient is terminated without “cause” or is subject to a “constructive termination” during the 24 months following a change-in-control, subject to employment, release, and other customary provisions, including a non-compete through 12 months post-termination, the Severance Agreement was amended to provide for a 300% lump sum severance payment and 36 months COBRA reimbursement (versus 200% and 24 months, respectively, previously).
The following is biographical information for Messrs. Hogan and Bunn:

Joey B. Hogan, 59, previously served as our Co-President and Chief Operating Officer (“COO”) from April 2020 to April 2021 and as our President and COO from February 2016 to April 2020. From May 2007 to February 2016 Mr. Hogan served as our Senior Executive Vice President and COO, as well as President of CTI.  Mr. Hogan was our Chief Financial Officer (“CFO”) from 1997 to May 2007, our Executive Vice President (“EVP”) from May 2003 to May 2007, and a Senior Vice President from December 2001 to May 2003.  From joining us in August 1997 through December 2001, Mr. Hogan served as our Treasurer.  Mr. Hogan served as a director and on the Audit Committee of Chattem, Inc., a consumer products company, from April 2009 through March 2010, and currently serves as an officer of the Truckload Carriers Association.

M. Paul Bunn, 43, previously served as our EVP, CFO, and Secretary form April 2020 to April 2021, our EVP from April 2019 to April 2020, our Chief Accounting Officer and Treasurer from January 2012 to April 2020, and our SVP from 2017 to April 2019. Previously, Mr. Bunn served as our Corporate Controller from July 2009 to January 2012. Prior to that, Mr. Bunn served as an Audit Senior Manager for Ernst & Young, LLP, a global professional services provider.

Item 9.01	Financial Statements and Exhibits

	(d)	Exhibits.

	EXHIBIT NUMBER	EXHIBIT DESCRIPTION

	99	Covenant Logistics Group, Inc. press release announcing the continued evolution of leadership team

The information contained in Item 9.01 of this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in Item 9.01 of this report and the exhibit hereto may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended.  Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements.  Please refer to the italicized paragraph at the end of the attached press release and various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT LOGISTICS GROUP, INC.
(Registrant)

Date: April 8, 2021	By:	/s/ Joey B. Hogan
Joey B. Hogan
President